UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
October 9, 2009
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12474 (Commission File Number)	74-6411424 (I.R.S. Employer Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed by Torch Energy Royalty Trust (the “Trust”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2009, the Trust received a letter from the NYSE Regulation, Inc. (the “NYSE”) on May 1, 2009 informing the Trust that, as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Annual Report”) with the SEC, the Trust was subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual (“Section 802.01E”) and further, regardless of the procedures specified in Section 802.01E, the NYSE could commence delisting procedures at any time during any period that is available to complete the filing of the 2008 Annual Report, if circumstances warrant.
As the Trust and its auditors have not yet finalized the financial statements, audit, and SOX 404 internal control review for the year ended December 31, 2008, the Trust remains unable to file its 2008 Annual Report. Therefore, the Trust requested an extension for continued listing and trading on the NYSE notwithstanding its failure to file its 2008 Annual Report. On October 15, 2009, the Trust issued a press release (the “Press Release”) disclosing the receipt of notice from the NYSE, received on October 9, 2009, of the NYSE’s grant of such an extension, providing the Trust until December 31, 2009 to complete and file its 2008 Annual Report with the SEC. However, the NYSE stated in its extension grant that such extension is subject to reassessment on an ongoing basis and the NYSE would closely monitor the Trust’s progress in completing and filing the 2008 Annual Report. Failure of the Trust to make progress in its efforts to complete and file the 2008 Annual Report could result in a suspension of the Trust’s listing and trading privileges.
The Trust and its auditors are working diligently to finalize the financial statements, audit, and SOX 404 internal control review necessary to complete the 2008 Annual Report and intends to complete and file the 2008 Annual Report as soon as reasonably practicable.
A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 3.01.
Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.
This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated October 15, 2009 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST
	By:	Wilmington Trust Company, not in its
individual capacity but solely as Trustee for
the Trust

Date: October 15, 2009	By:	/s/ Kristin L. Moore
Kristin L. Moore,
Assistant Vice President (The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Torch Energy Royalty Trust Press Release dated October 15, 2009 (furnished not filed).